UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GTC TELECOM CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 3, 2002


TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of GTC Telecom Corp., to be held on Tuesday, December 3, 2002 at 9:30 A.M., Pacific Time, at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect four (4) directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

2. To ratify the appointment of Squar, Milner, Reehl & Williamson LLP as independent auditors of the Company for the fiscal year ending June 30, 2003; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on October 7, 2002, as the record date for Stockholders entitled to notice of and to vote at this meeting and any adjournments thereof.




                                     By Order of the Board of Directors

                                     /s/ Eric A. Clemons
                                     Eric A. Clemons, Secretary




October  24,  2002
Costa  Mesa,  California


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Stockholders to be held at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612 on Tuesday, December 3, 2002, at 9:30 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.     FOR  election  of  the  director  nominees  listed  below  (Proposal  1);

2. FOR the ratification of the appointment of Squar, Milner, Reehl & Williamson LLP as independent auditors of the Company for the fiscal year ending June 30, 2003 (Proposal 2).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to stockholders on or about November 4, 2002. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities currently outstanding is its Common Stock. Stockholders of record at the close of business on October 7, 2002 are entitled to one vote for each share of Common Stock held by them. As of October 7, 2002, there were 20,606,622 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the stockholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at four (4) members. Assuming a quorum is present, the four persons receiving the highest number of affirmative votes of shares entitled to vote will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. Each of the following nominees were members of the Company's Board of Directors during the previous term. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than four (4) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE NOMINEES LISTED BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below:

     S.  Paul  Sandhu
     Eric  Clemons
     John  M.  Eger
     Gerald  A.  DeCiccio

The biographies of nominees, including certain additional information, are set forth below:

S. PAUL SANDHU, 41, has been a director of the Company since August 28, 1998 and is a member of the Company's Nominaton & Compensation Commitee. Mr. Sandhu is currently the Company's Chief Executive Officer and a director of the Company. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over twelve
(12) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security ("Maximum"), a Security and surveillance company he started in 1992. While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner. Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

ERIC CLEMONS, 31, has been a director of the Company since August 28, 1998 and is currently the Company's President and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over ten (10) years experience with sales and marketing organizations. Mr. Clemons most recently was Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees. Mr. Clemons has attended The Wharton School of Business executive management programs.

JOHN M. EGER, 62, was appointed to the Board on October 20, 1999 and is a member of both of the Company's Audit Committee and of the Nomination & Compensation Committee. Mr. Eger is a telecommunications lawyer and former counsel to the international law firm Morrison and Forester and is currently the holder of the prestigious Lionel Van Deerlin Endowed Chair of Communications and Public Policy at San Diego State University. He is also the President and CEO of the World Foundation for Smart Communities, a non-profit, non-governmental educational program dedicated to helping communities understand the importance of information technology as a catalyst for transforming life and work in the 21st Century. Mr. Eger formerly headed CBS Broadcast International, which he established and was Senior Vice President of the CBS Broadcast Group. From 1971-1973, Mr. Eger was legal assistant to the chairman of the Federal Communications Commission, and from 1974-1976 served as Telecommunications Advisor to Presidents Nixon and Ford and was also the Head of the White House Office of Telecommunications Policy (OTP). Earlier in his career, Mr. Eger served as a data communications specialist and design director of information systems for the Bell System. From 1976 through 1981, he was a Washington, DC based telecommunications attorney. Other positions Mr. Eger has held include serving as Chairman of the Board of the San Diego Processing Corporation, Chairman of San Diego Mayor Susan Golding's City of the Future Advisory
Committee and Chairman of Governor Pete Wilson's California Commission on Information Technology.

GERALD A. DECICCIO, 45, has been a director of the Company since November 3, 2000. Mr. DeCiccio first joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over twenty (20) years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., ("NT&C") a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

The following directors presently serve as directors of the following public corporations:

John  M.  Eger      WaveExpress,  a  joint  venture of Sarnoff Labs and Wave
                    Systems; Verance Corporation, an electronic watermarking and information management company; and, E-Tel Corp., a manufacturer of internet telephones.

COMPENSATION  OF  BOARD  OF  DIRECTORS

For the fiscal years ended 1996, 1997 and 1998, and the six months ended December 31, 1998, Directors of the Company received no compensation. Beginning with the third quarter of fiscal year 1999 through December 31, 2000, Directors received $1,500 and 2,500 options to purchase the Company's common stock per quarter. Beginning January 1, 2001, the outside directors each receive $4,000 per quarter, $1,000 per major committee meeting as contemplated in the respective committee charter, $1,000 each for the Chairman of the Audit and Compensation committees per year of service, 2,500 options per quarter priced at fair market value on the date of grant, and 2,500 options each per quarter priced at fair market value on the date of grant for the Chairman of the Audit and Compensation committees. Beginning January 1, 2001, the inside directors no longer receive compensation related to their duties as directors.

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company held three meetings during the year ended June 30, 2002. Each director attended each of the meetings, except Mr. Eger who missed one meeting. The Board does not meet on any pre-determined schedule but meets on an as needed basis. The Board has an Audit Committee and a Compensation & Nominating Committee. The Audit Committee held two meetings during the year ended June 30, 2002. Following the passage of the Sarbanes-Oxley Act of 2002 on July 30, 2002, the Audit Committee's charter was revised to comply with the Audit Committee requirements of the Sarbanes-Oxley Act. The Committee is now directly responsible for the appointment, compensation, and oversight of the work of the Company's independent public accounting firm. The Audit Committee currently consists of Mr. Eger. A copy of the Audit Committee's revised charter is attached to this Proxy Statement as Appendix - A.

The Compensation & Nominating Committee held one meeting during the fiscal year ended June 30, 2002. The Compensation & Nominating Committee is responsible for annually reviewing and fixing the salaries and other compensation of the officers of the Corporation, and deciding upon the grant of stock options to the officers and other employees of the Corporation. The Compensation & Nominating Committee is also responsible for evaluating and recommending to the Board qualified nominees for election as Directors of the Corporation and considering other matters pertaining to the size and composition of the Board. The Committee does not accept nominations from stockholders. The Compensation & Nominating Committee of the Board currently consists of Messrs. Eger and Sandhu. The Committee does not currently have a charter.

                             AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are set forth in the revised Audit Committee Charter approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

Audit  Committee  Report:

I have reviewed and discussed the Company's audited consolidated financial statements as of and for the fiscal year ended June 30, 2002 with the Company's management and Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), the Company's independent certified public accountants.

I have received and reviewed the written disclosures and the letter from Squar Milner required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Squar Milner their objectivity and independence.

I have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on the reviews and discussions referred to above, I recommend to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 to be filed with the Securities and Exchange Commission.

By  /s/  John  M.  Eger
   John  M.  Eger


RECOMMENDATION  OF  THE  BOARD

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                  PROPOSAL TWO
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Audit Committee has appointed Squar, Milner, Reehl & Williamson LLP ("Squar Milner"), independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. Squar Milner was the Company's independent auditor for the prior fiscal year ending June 30, 2002.

Representatives of Squar Milner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Effective March 1, 2002, the Board of Directors of the Company dismissed Corbin & Wertz ("Corbin & Wertz") as its independent auditors and approved the engagement of Squar Milner as its independent auditors for the fiscal year ended June 30, 2002 to replace Corbin & Wertz. The decision to change auditors was approved by the Company's audit committee as well as the full Board of Directors. The Company did not consult with Squar Milner on any matters prior to their retention.

The reports of Corbin & Wertz on the Company's financial statements for the fiscal years ended June 30, 2001 and 2000, and the related statements of operations, stockholder's equity and cash flows for the two years then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as relating to the Registrant's ability to continue as a going concern.

Since the date of Corbin & Wertz's engagement and during the two most recent fiscal years and any subsequent interim period, there were no disagreements with Corbin & Wertz on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Corbin & Wertz would have caused Corbin & Wertz to make reference to the matter in their report.

There have been no disagreements between either Corbin & Wertz or Squar Milner and Management of the type required to be reported since the date of their engagement.

For the fiscal year ended June 30, 2002, the Company's fees for professional services rendered by its Independent Auditors were as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2002 annual financial statements and review of the financial statements in the Company's reports on Form 10-QSB: $55,000.

(b)  Financial  Information  Systems  Design  and  Implementation  Fees:  None.

(c) All Other Fees: The aggregate fees billed for all other professional services provided to the Company (other than the services described above under "Audit Fees") for the fiscal year ended June 30, 2002 were $31,689.

The Audit Committee has considered and determined that the services rendered by the independent certified public accountants with respect to the foregoing fees are compatible with maintaining their independence.

RECOMMENDATION  OF  THE  BOARD

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF
 SQUAR, MILNER, REEHL & WILLIAMSON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                     THE FISCAL YEAR ENDING JUNE 30, 2003.

                                OTHER INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                    Positions

S. Paul Sandhu          Chief Executive Officer, and Director
Eric Clemons            President and Director
Gerald A. DeCiccio      Chief Financial Officer and Director
Mark Fleming            Chief Operating Officer
John M. Eger            Director

MARK FLEMING, 44, joined the Company in October 1998 as Executive Vice President. Mr. Fleming has twenty (20) years of business strategy, planning, and analysis experience within the competitive consumer products / services industries. For seven years, prior to joining GTC, Mr. Fleming worked in the telecommunications industry, holding several finance and marketing management positions at MCI. Some of the key business / operational issues that Mr. Fleming managed while at MCI included pricing strategy, market positioning, new product development, sales channel and customer service performance reviews, capital investment decisions and overall business planning / analysis for Residential Markets and Local Services divisions. Mr. Fleming received his Bachelor of Arts degree in Business Administration from Principia College in 1980, and attained his Masters in Business Administration, with honors from the University of Southern California in 1986.

EXECUTIVE  COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2002, 2001 and 2000. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                                             SUMMARY COMPENSATION TABLE

                                          ANNUAL  COMPENSATION                          LONG  TERM  COMPENSATION
                                         ----------------------                         AWARDS           PAYOUTS
                                                                                    -------------------------------
                                                                OTHER        RESTRICTED  SECURITIES                 ALL
NAME AND                                                        ANNUAL         STOCK     UNDERLYING    LTIP        OTHER
PRINCIPAL                          SALARY        BONUS       COMPENSATION      AWARDS     OPTIONS     PAYOUTS   COMPESATION
POSITION               YEAR         ($)           ($)            ($)            ($)       SARS (#)      ($)         ($)
---------------------------------------------------------------------------------------------------------------------------
Paul Sandhu           2002
(CEO)                (6/30)     $  186,450       16,800         12,000(1)       -0-        280,000      -0-       27,139(4)

                      2001
                     (6/30)        105,000        -0-           10,000(1)       -0-        132,500      -0-       13,000(2)

                      2000
                     (6/30)        126,000        -0-             -0-           -0-        217,500      -0-         -0-

---------------------------------------------------------------------------------------------------------------------------
Eric Clemons          2002
(President)          (6/30)        198,550(5)     1,520         12,000(1)       -0-        270,000      -0-       24,554(4)

                      2001
                     (6/30)        145,667       13,680         10,000(1)       -0-        132,500      -0-      100,000(2)

                      2000
                     (6/30)        133,000        -0-             -0-           -0-        167,500      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

Gerald DeCiccio       2002
(CFO)                (6/30)        155,100       14,400          12,000(1)      -0-        260,000      -0-       17,169(4)

                      2001
                     (6/30)        138,000        -0-              -0-          -0-        177,500      -0-         -0-

                      2000
                     (6/30)        139,708        -0-              -0-          -0-         75,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

Mark Fleming          2002
(COO)                (6/30)        141,483       13,000            -0-          -0-        240,000      -0-       15,500(4)

                      2001
                     (6/30)        124,583        -0-              -0-          -0-         50,000      -0-         -0-

                      2000
                     (6/30)        121,042        -0-              -0-          -0-         75,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------

Frank Naccarelli(3)   2002
(COO)                (6/30)        147,500        -0-              -0-          -0-           -0-       -0-         -0-

                      2001
                     (6/30)        111,686        -0-              -0-          -0-         35,000      -0-         -0-

                      2000
                     (6/30)         90,208        -0-              -0-          -0-         35,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------------


(1) Amounts paid for director's fees earned in fiscal year 2001 and paid in fiscal year 2002
(2) Includes $13,000 for Mr. Sandhu and $31,820 for Mr. Clemons in non-business expenses paid on behalf of the officers relating to travel and entertainment expenses and $68,180 paid to Mr. Clemons for services rendered on behalf of the Company relating to fund raising activities
(3)  Mr. Naccarelli's employment was terminated on May 10, 2002
(4)  Amounts paid for vacation
(5)  Includes $24,383 of salary advances

STOCK  OPTIONS  GRANTED  TO  EXECUTIVE  OFFICERS  BY  THE  COMPANY

The following table summarizes stock option grants by the Company during the fiscal year ended June 30, 2002 to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of GTC Telecom Corp.



                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            (INDIVIDUAL GRANTS)


                  NUMBER OF SECURITIES      PERCENT OF TOTAL
                       UNDERLYING         OPTIONS/SAR'S GRANTED
                 OPTIONS/SAR'S GRANTED   TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
NAME                      (#)                     YEAR                     ($/SH)           EXPIRATION DATE
                 ----------------------  -----------------------  ------------------------  ---------------
Paul Sandhu                  180,000(1)                     9.9%  $                   0.19          4/23/12
                             100,000(1)                     5.5%  $                   0.19          4/23/07
                 ----------------------  -----------------------  ------------------------  ---------------
Eric Clemons                 170,000(1)                     9.4%  $                   0.19          4/23/12
                             100,000(1)                     5.5%  $                   0.19          4/23/07
                 ----------------------  -----------------------  ------------------------  ---------------
Gerald DeCiccio              160,000(1)                     8.8%  $                   0.19          4/23/12
                             100,000(1)                     5.5%  $                   0.19          4/23/07
                 ----------------------  -----------------------  ------------------------  ---------------
Mark Fleming                 140,000(1)                     7.7%  $                   0.19          4/23/12
                             100,000(1)                     5.5%  $                   0.19          4/23/07
                 ----------------------  -----------------------  ------------------------  ---------------

(1) Represents options issued on 4/23/02 in accordance with the 2001 Stock Incentive Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended June 30, 2002 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.




                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                                                                   NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN
                                                                   SECURITIES UNDERLYING       THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                 ----------------------  ------------------------  --------------------------  --------------------------

Paul Sandhu                           0                       n/a           230,000 / 400,000                   4,500 / 0
Eric Clemons                          0                       n/a           210,000 / 360,000                   4,550 / 0
Gerald DeCiccio                       0                       n/a           392,500 / 245,000                     450 / 0
Mark Fleming                     10,000                     1,463           230,000 / 225,000                       0 / 0

EQUITY  COMPENSATION  PLANS

The  following  table  summarizes  equity  compensation  plans at June 30, 2002.



                                               EQUITY COMPENSATION PLANS

                                      (A)                       (B)                            (C)
                           -------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SECURITIES
                             NUMBER OF SECURITIES         WEIGHTED-AVERAGE         REMAINING AVAILABLE FOR FUTURE
                           TO BE ISSUED UPON EXERCISE     EXERCISE PRICE OF      ISSUANCE UNDER EQUITY COMPENSATION
                           OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES REFLECTED
                             WARRANTS AND RIGHTS         WARRANTS AND RIGHTS              IN COLUMN (A))
PLAN CATEGORY                         (#)                       ($)                              (#)
-------------------------  ---------------------------  ----------------------  --------------------------------------
Equity compensation plans
approved by security
holders                                      3,028,200  $                 0.46                              3,042,000(1)
-------------------------  ---------------------------  ----------------------  --------------------------------------
Equity compensation plans
not approved by security
holders                                      2,054,400  $                 1.10                                       0
-------------------------  ---------------------------  ----------------------  --------------------------------------
Total                                        5,082,600  $                 0.72                               3,042,000

(1) does not include any ungranted options under the 1999 Omnibus Stock Option Plan as this plan was terminated.

1999  STOCK  OPTION  PLAN

On September 20, 1999, the Company's Board of Directors ("Board") approved the GTC Telecom Corp. Omnibus Stock Option Plan (the "Option Plan"), effective October 1, 1999. The Option Plan was approved and ratified by the stockholders on December 13, 1999 at the Company's 1999 annual stockholder's meeting. Under the terms of the Option Plan, the Board has the sole authority to determine which of the eligible persons shall receive options, the number of shares which may be issued upon exercise of an option, and other terms and conditions of the options granted under the Plan to the extent they don't conflict with the terms of the Plan. An aggregate of 750,000 shares of common stock are reserved for issuance under the Plan during the year October 1, 1999 to September 30, 2000. For each subsequent year beginning October 1, 2000, there shall be reserved for issuance under the Plan that number of shares equal to 10% of the outstanding shares of common stock on July 1 of that year or 2,037,162 shares for the year beginning October 1, 2001. The exercise price for all statutory options granted under the Plan shall be 100% of the fair market value of the Company's common stock on the date of grant, unless the recipient is the holder of more than 10% of the already outstanding securities of the Company, in which case the exercise price shall be 110% of the fair market value of the Company's common stock on the date of grant. The exercise price for all non-statutory options granted under the Plan shall be between 25% to 100% of the fair market value on the date of grant. All options shall vest equally over a period of five years from the date of issuance. The shares underlying the options issued pursuant to the plan have been registered with the Securities and Exchange Commission. Upon the approval and ratification of the Company's 2001 Stock Incentive Plan (see below), the Company elected to terminate the 1999 Stock Option Plan.

2001  STOCK  INCENTIVE  PLAN

On October 17, 2001, the Company's Board approved the GTC Telecom Corp. 2001 Stock Incentive Plan (the "SIP Plan"), effective January 1, 2002. The SIP Plan was approved and ratified by the stockholders on December 13, 2001 at the Company's 2001 annual stockholder's meeting. The SIP Plan provides for the grant of various types of equity-based incentives, including stock options, stock appreciation rights ("SARs"), restricted stock, and cash and stock bonuses, on a current or deferred basis, collectively "Awards." The Company may settle Awards in cash or shares of the Company's Common Stock ("Shares").

Number of Shares Available. The maximum number of Shares that may be issued under the SIP Plan is 5,000,000 shares of the Company's Common Stock. The Internal Revenue Code requires a fixed limit on the number of Shares that may be covered by options and SARs granted to any one individual in any one calendar year and a fixed limit on the number of Shares that may be covered by all Awards granted to any one individual in any one calendar year. These limits are each 1,000,000 shares.

Plan Administration. The SIP Plan may be administered by the Board or by a committee appointed by the Board (the "Committee"). Currently, the Board has appointed the Compensation Committee of the Board as the "Committee" or administrator under the SIP Plan. Subject to the express terms of the SIP Plan, the SIP Plan administrator will have broad power to administer, construe, and interpret the SIP Plan.

Consideration for Awards and Shares. Awards may be issued for services rendered or to be rendered. Shares also may be issued for any lawful consideration, including cash, other securities or rights. The administrator may authorize loans from the Company to participants in the amount necessary for participants to pay the withholding taxes due in connection with the exercise or vesting of Awards.

Eligibility. All directors, officers, consultants, and employees of the Company and its subsidiaries are eligible for Award grants. Only persons actually selected by the administrator will be granted Awards.

NON-PLAN  ISSUANCES

During fiscal year 2002, the Company issued options to purchase an aggregate of 40,000 shares of the Company's common stock, at exercise prices between $0.20 and $0.30, valued at $9,400 to the members of the Board pursuant to their agreement of director compensation. The options vested on the date of grant and are exercisable through April 2005.

During fiscal year 2001, the Company issued options to purchase an aggregate of 52,500 shares of the Company's common stock, at exercise prices between $0.01 and $0.2969, valued at $7,800 to the members of the Board pursuant to their agreement of director compensation. The options vested on the date of grant and are exercisable through April 2004.

On November 3, 2000, the Company granted options to purchase 125,000 shares of restricted common stock, at an exercise price of $0.50 per share, to a director of the Company (the fair market value of the Company's common stock on the date of grant). The options vested on the date of grant and are exercisable through November 2003.

EMPLOYMENT  AGREEMENTS

On December 1, 1998, the Company entered into an Employment Agreement with Paul Sandhu, the Company's Chief Executive Officer, whereby the Company agreed to pay Mr. Sandhu an annual salary of $84,000. On January 15, 1999 the Company voluntarily agreed to increase his salary to $168,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $184,800. The Agreement and amendments were approved by the Board. The Agreement is of indefinite term but may be canceled at any time by either the Company or Mr. Sandhu. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Sandhu 25% of his annual salary as severance. The Agreement does not contain any non-compete arrangements.

On December 1, 1998, the Company entered into an Employment Agreement with Eric Clemons, the Company's President, whereby the Company agreed to pay Mr. Clemons an annual salary of $76,000. On January 15, 1999 the Company voluntarily increased his salary to $152,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $167,200. The Agreement and amendments were approved by the Board. The Agreement is of indefinite term but may be canceled at any time by either the Company or Mr. Clemons. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Clemons 25% of his annual salary as severance. The Agreement does not contain any non-compete arrangements.

On December 1, 1998, the Company entered into an Employment Agreement with Gerald DeCiccio, the Company's Chief Financial Officer, whereby the Company agreed to pay Mr. DeCiccio an annual salary of $105,000. On December 23, 1999 the Company voluntarily increased his salary to $144,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $158,400. In addition to his annual salary, the Agreement grants Mr. DeCiccio options to purchase 150,000 shares of the Company's common stock. Twenty-five thousand (25,000) of the options vested six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 125,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. DeCiccio is employed with the Company. The Agreement and amendments were approved by the Board. The Agreement is of indefinite term but may be canceled at any time by either the Company or Mr. DeCiccio. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance. The Agreement does not contain any non-compete arrangements.

On October 14, 1998, the Company entered into an Employment Agreement with Mark Fleming, the Company's Chief Operating Officer, whereby the Company agreed to pay Mr. Fleming an annual salary of $70,000. On January 23, 2000 the Company voluntarily increased his salary to $130,000. On September 6, 2001, the Compensation Committee of the Board agreed to increase his salary to $143,000. In addition to his annual salary, the Agreement grants Mr. Fleming options to purchase 100,000 shares of the Company's common stock. Ten thousand (10,000) of the options vested six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 90,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. Fleming is employed with the Company. The Agreement and amendments were approved by the Board. The Agreement is of indefinite term but may be canceled at any time by either the Company or Mr. Fleming. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Fleming 25% of his annual salary as severance. The Agreement does not contain any non-compete arrangements.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

On November 3, 2000, the Company granted options to purchase 125,000 shares of restricted common stock, at an exercise price of $0.50 per share, to Gerald A. DeCiccio, a director of the Company (the fair market value of the Company's common stock on the date of grant). The options are exercisable through November 2003.

As of June 30, 2002, the Company has net advances to Eric Clemons, President of the Company, of $60,306. The advances accrue interest at 10% (no interest income has been recorded as of June 30, 2002) and are due on demand. The Company has reclassified the note receivable as an increase to stockholders' deficit in the accompanying consolidated balance sheet at June 30, 2002.

See above for transactions relating to issuances of options to Officers and Directors from the Company's stock option plans.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of September 30, 2002, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.

                                                            COMMON STOCK  PERCENT OF
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER  OUTSTANDING  OUTSTANDING
----------------------- -----------------------------        ----------   ------------
                        Paul Sandhu(1)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                4,162,215      20.20%
----------------------- -----------------------------        ----------   ------------

                        Eric Clemons(2)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  665,522       3.23%
----------------------- -----------------------------        ----------   ------------
                        Mark Fleming(3)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  260,000       1.26%
----------------------- -----------------------------        ----------   ------------
                        Gerald A. DeCiccio(4)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  432,500       2.10%
----------------------- -----------------------------        ----------   ------------
                        John M. Eger(5)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  688,500       3.34%
----------------------- -----------------------------        ----------   ------------
                        Clay T. Whitehead(6)(7)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  686,816       3.33%
----------------------- -----------------------------        ----------   ------------
                        Reet Trust(8)
                        21520 Yorba Linda, Suite 6227
Common Stock            Yorba Linda, CA 92887                2,000,000       9.71%
----------------------- -----------------------------        ----------   -------------

All Directors and
Officers as a
Group (6
Persons in total)                                            6,895,553       33.46%
----------------------- -----------------------------        ----------   -------------

(1) Includes 285,000 options to acquire shares of Company common stock in accordance with Mr. Sandhu's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 345,000 unvested options to acquire shares of Company common stock granted in accordance with the Company's employee benefit plan.
(2) Includes 255,000 options to acquire shares of Company common stock in accordance with Mr. Clemons' director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 315,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(3) Includes an aggregate of 250,000 options to acquire shares of Company common stock in accordance with Mr. Fleming's employment agreement and the Company's employee benefit plan. Does not include an aggregate of 205,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(4) Includes an aggregate of 412,500 options to acquire shares of Company common stock in accordance with Mr. DeCiccio's employment and director compensation agreements and the Company's employee benefit plan. Does not include an aggregate of 225,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(5) Includes an aggregate of 688,500 options to acquire shares of Company common stock in accordance with Mr. Eger's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 30,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(6) Includes an aggregate of 175,000 options to acquire shares of Company common stock in accordance with Mr. Whitehead's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 30,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(7) Due to personal reasons, Mr. Whitehead has declined to stand for reelection to the company's Board of Directors for the 2002 - 2003 term.
(8) The trustee of the Reet Trust is Teg Sandhu, father of Paul Sandhu. However, Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.

The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required and to the best of its knowledge, during the year ended June 30, 2002, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the Company's proxy statement for the 2003 Annual Meeting of Stockholders must be received by GTC Telecom Corp., Attn: General Counsel, at 3151 Airway Ave., Suite P-3, Costa Mesa, CA 92626 no later than August 1, 2003. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in November 2003.

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Stockholders for the year ended June 30, 2002.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Stockholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.





                                    By order of the Board of Directors

                                    /s/ Eric C. Clemons
                                    Eric C. Clemons
                                    Secretary

Costa Mesa, California
October 24, 2002

APPENDIX  -  A

                                GTC TELECOM CORP.

                             AUDIT COMMITTEE CHARTER
                                  (As Amended)

I. COMPOSITION. The Audit Committee (the "Committee") of GTC Telecom Corp. (the "Company") is a standing committee of the Board of Directors (the "Board") established to assist the Board in fulfilling its statutory, regulatory and fiduciary responsibilities. The Committee shall consist of at least two "independent" directors, as that term is defined by section 301 of the Sarbanes-Oxley Act of 2002. At least one of the directors on the Committee shall have past employment experience in finance or accounting, the requisite professional certification in accounting or other comparable experience or background such that that person meets the definition of "financial expert" as provided for in Section 407 of the Sarbanes-Oxley Act of 2002. The Board shall appoint the members of the Committee.

II. AUTHORITY. The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the Company's registered public accounting firm. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or registered public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. PURPOSE. The purpose of the Committee shall be to assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, systems of internal control, the audit process and the Company's process for monitoring compliance with the laws, regulations and the Company's code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board, management, and the internal and external auditors.

IV. MEETINGS. The Committee will have at least one scheduled meeting each fiscal year. In addition, the Committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the registered public accountants, in separate executive sessions, to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V. RESPONSIBILITIES AND DUTIES. The Board delegates to the Committee the following specific duties and responsibilities in addition to those in the preceding paragraphs:

DOCUMENTS/REPORTS  REVIEW

1. Review and reassess the adequacy of the Audit Committee Charter annually and submit the Charter to the Board for approval.

2. Review the Company's annual audited financial statements and any reports or other financial information as the Committee may request, including, without limitation, any material submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the registered public accountants. Discuss major issues and significant changes regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review any reports to management prepared by the internal auditing department, together with management's response. Review with management and the registered public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the registered public accountants the Company's annual report on Form 10-KSB and the Company's quarterly report on Form10-QSB prior to its filing or prior to the release of earnings. The chair of the Committee may represent the entire Committee for purposes of these reviews.

5. Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.     Establish  procedures  for:

a. The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b. The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

REGISTERED  PUBLIC  ACCOUNTANTS

1. The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the Company's registered public
accounting  firm.   The  Committee  shall  monitor  the  independence  and
effectiveness and approve the fees and other compensation to be paid to the registered public accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to confirm the accountants' independence.

2. Meet with the registered public accountants to review the scope, accuracy, completeness and overall quality of the annual financial statements.

3. Receive from the registered public accountants the information they are required to communicate to the Committee under generally accepted auditing standards, including, without limitation:

a. A formal written statement delineating all relationships between the registered public accountants and the Company, consistent with Independence Standards Board Standard No. 1, and

b. Engage in a dialogue with the registered public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accountants, and recommend that the Board take appropriate action to enhance the independence of the registered public accountants.

c. Preapprove all auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services as provided for under Section 202 of Sarbanes-Oxley Act of 2002.

FINANCIAL  REPORTING  PROCESS

1. In consultation with the registered public accountants, review the integrity of the Company's financial reporting processes, both internal and external.

2. Meet with management and the registered public accountants to review the planning and staffing of the audit.

3. Discuss with the registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or amended, relating to the conduct of the audit.

4. Review with the registered public accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company's response to that letter. Such review should include:

a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.     Any  changes  required  in  the  planned  scope  of  the  audit.

5. The Committee shall make regular reports to the Board of Directors. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

VI. OTHER. While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the registered public accountants.

PROXY
                                GTC TELECOM CORP.
            3151 Airway Ave., Suite P-3, Costa Mesa, California 92626
           Proxy for Annual Meeting of Stockholders - December 3, 2002

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (If no direction is made, this Proxy will be voted FOR Proposals 1 and 2), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 3, 2002, at 9:30 a.m. at the Irvine Marriott John Wayne Airport, 18000 Von Karman Ave., Irvine, California 92612, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

ITEM 1 - ELECTION OF DIRECTORS
     NOMINEES:

The Board of Directors recommends a vote FOR the following Nominees:

ERIC C. CLEMONS                [  ]  For All Nominees
S. PAUL SANDHU
JOHN M. EGER                   [  ]  Withhold All Nominees
GERALD A. DECICCIO
                               [  ]  Withhold Authority to Vote For
                                     Any Individual Nominee.  Write Name(s)
                                     of Nominee(s) Below.

WITHHELD AUTHORITY FOR: (Write that nominee's name in the space provided below)._________________________________________


                                                 FOR     AGAINST     ABSTAIN
ITEM 2 - TO RATIFY THE SELECTION OF SQUAR,
MILNER, REEHL & WILLIAMSON LLP AS THE            [  ]      [  ]        [  ]
COMPANY'S INDEPENDENT ACCOUNTANTS


      Signature(s) ________________________________________ Date _____________

                   ________________________________________
                                 (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.